             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT

          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  M. TIMOTHY
CAREY  (the "Employee").

          WHEREAS, on  FEBRUARY 20, 1992 , Enterra and the
Employee entered into a Severance Agreement, dated as of FEBRUARY 20, 1992 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              ENTERRA CORPORATION


                              By:  /s/ Steven W. Krablin
                                   --------------------------
                                     Steven W. Krablin
                                     Vice President and Chief
                                     Financial Officer


                              /s/ M. Timothy Carey
                              -------------------------------
                              M. Timothy Carey

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of  AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  C. PAUL
EVANS  (the "Employee").


          WHEREAS, on  February 20, 1992, Enterra and the
Employee entered into a Severance Agreement, dated as of February 20, 1992 (the "Agreement");


          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;


          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and


          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;


          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:


          1. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International
          Incorporated ("Weatherford") and the Company, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          2. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          3. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          4. The remainder of the Agreement shall remain in full force and effect as written.

          5. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                            ENTERRA CORPORATION


                            By:  /s/ Steven W. Krablin
                                 ---------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                            /s/ C. Paul Evans
                            --------------------------------
                            C. Paul Evans

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the "Amendment"), dated as of AUGUST 31, 1995, is between Pipeline Induction Heat Limited ("PIH") and BRIAN CHARLES GOFF (the "Employee").

          WHEREAS, Enterra Corporation, a Delaware Corporation ("Enterra"), is the ultimate parent company of PIH;

          WHEREAS, on April 1, 1993, PIH and the Employee entered into a Severance Agreement, dated as of April 1, 1993 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated

          ("Weatherford") and Enterra, any reference in this Agreement to 'Enterra' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          2. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of Enterra's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of Enterra's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of Enterra's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of Enterra's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of Enterra has given rise to a Change of Control. Enterra shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          3. The remainder of the Agreement shall remain in full force and effect as written.

          4. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                ENTERRA CORPORATION


                                By: /s/ Steven W. Krablin
                                    --------------------------
                                    Steven W. Krablin
                                    Vice President and Chief Financial Officer



                                PIPELINE INDUCTION HEAT LIMITED



                                By: /s/ C. Paul Evans
                                    ---------------------------
                                    C. Paul Evans
                                    Director


                                    /s/ Brian Charles Goff
                                    ---------------------------
                                    Brian Charles Goff

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  STEVEN C.
GRANT  (the "Employee").


          WHEREAS, on FEBRUARY 8, 1990, Enterra and the
Employee entered into a Severance Agreement, dated as of FEBRUARY 8, 1990 (the "Agreement");


          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;


          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and


          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;


          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:


          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                            ENTERRA CORPORATION


                            By:  /s/ Steven W. Krablin
                                 --------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                            /s/ Steven C. Grant
                            -------------------------------
                            Steven C. Grant

                   AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the "Amendment"), dated as of AUGUST 31, 1995, is between Enterra Corporation, a Delaware corporation ("Enterra"), and EDWARD C. GRIMES (the "Employee").

          WHEREAS, on FEBRUARY 8, 1990, Enterra and the Employee entered into a Severance Agreement, dated as of FEBRUARY 8, 1990 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              ENTERRA CORPORATION


                              By:  /s/ Steven W. Krablin
                                   --------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                                   /s/ Edward C. Grimes
                                   ------------------------------
                                   Edward C. Grimes

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the "Amendment"), dated as of AUGUST 31, 1995, is between Enterra Corporation, a Delaware corporation ("Enterra"), and STEVEN W. KRABLIN (the "Employee").

          WHEREAS, on FEBRUARY 8, 1990, Enterra and the Employee entered into a Severance Agreement, dated as of FEBRUARY 8, 1990 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4. OTHER PAYMENTS. In the event of the Employee's Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                       ENTERRA CORPORATION


                                       By:  /s/ M. Gay Mather
                                            -------------------------------
                                            M. Gay Mather
                                            Secretary

                                            /s/ Steven W. Krablin
                                            -------------------------------
                                            Steven W. Krablin

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  WINDELL D.
NORRIS, JR.  (the "Employee").


          WHEREAS, on  NOVEMBER 10, 1993, Enterra and the
Employee entered into a Severance Agreement, dated as of NOVEMBER 10, 1993 (the "Agreement");


          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;


          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and


          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;


          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:


          1. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International
          Incorporated ("Weatherford") and the Company, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          2. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          3. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10)
          (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          4. The remainder of the Agreement shall remain in full force and effect as written.

          5. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                            ENTERRA CORPORATION


                            By:  /s/ Steven W. Krablin
                                 --------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                            /s/ Windell D. Norris, Jr.
                            -------------------------------
                            Windell D. Norris, Jr.

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the "Amendment"), dated as of AUGUST 31, 1995, is between Enterra Corporation, a Delaware corporation ("Enterra"), and J. JOSEPH PERCLE (the "Employee").

          WHEREAS, on FEBRUARY 21, 1991, Enterra and the Employee entered
into a Severance Agreement, dated as of   FEBRUARY 21, 1991 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the
          Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                            ENTERRA CORPORATION


                            By:  /s/ Steven W. Krablin
                                 ----------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                            /s/ J. Joseph Percle
                            ---------------------------------
                            J. Joseph Percle

                   AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the "Amendment"), dated as of AUGUST 31, 1995, is between Pipeline Induction Heat Limited ("PIH") and MICHAEL PETER SMITH (the "Employee").

          WHEREAS, Enterra Corporation, a Delaware corporation ("Enterra"), is the ultimate parent company of PIH;

          WHEREAS, on APRIL 1, 1993, PIH and the Employee entered into a Severance Agreement, dated as of APRIL 1, 1993 (the "Agreement");

          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;

          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and

          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;

          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated

          ("Weatherford") and Enterra, any reference in this Agreement to 'Enterra' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          2. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of Enterra's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of Enterra's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of Enterra's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of Enterra's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of Enterra has given rise to a Change of Control. Enterra shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          3. The remainder of the Agreement shall remain in full force and effect as written.

          4. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              ENTERRA CORPORATION


                              By: /s/ Steven W. Krablin
                                  ---------------------------
                                  Steven W. Krablin
                                  Vice President and Chief Financial Officer



                              PIPELINE INDUCTION HEAT LIMITED



                              By: /s/ C. Paul Evans
                                  ---------------------------
                                  C. Paul Evans
                                  Director


                              /s/ Michael Peter Smith
                              -------------------------------
                              Michael Peter Smith

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  MICHAEL L.
STANSBERRY (the "Employee").


          WHEREAS, on  FEBRUARY 21, 1991, Enterra and the
Employee entered into a Severance Agreement, dated as of FEBRUARY 21, 1991 (the "Agreement");


          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;


          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and


          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;


          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:


          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              ENTERRA CORPORATION


                              By:  /s/ Steven W. Krablin
                                   --------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                              /s/ Michael L. Stansberry
                              -------------------------------
                              Michael L. Stansberry

             AMENDMENT 1995-1 TO SEVERANCE AGREEMENT


          This Amendment 1995-1 to Severance Agreement (the
"Amendment"), dated as of AUGUST 31, 1995, is between Enterra
Corporation, a Delaware corporation ("Enterra"), and  D. DALE
WOOD  (the "Employee").


          WHEREAS, on MARCH 5, 1991, Enterra and the Employee entered into a Severance Agreement, dated as of MARCH 5, 1991
(the "Agreement");


          WHEREAS, the parties hereto desire to amend certain provisions of the Agreement regarding the severance compensation upon termination of employment in connection with a Change of Control;


          WHEREAS, the parties hereto desire to condition the effectiveness of this Amendment upon the consummation of the merger between Enterra and Weatherford International Incorporated ("Weatherford") pursuant to the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford and Enterra (the "Merger Agreement"); and


          WHEREAS, capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Agreement;


          NOW, THEREFORE, effective as of the Effective Time, as that term is defined in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:


          1. Section 1(p)(ii) of the Agreement is hereby amended by adding thereto a new last paragraph, to read as follows:

          "Notwithstanding anything to the contrary under this
          Section 1(p)(ii), any resignation by the Employee at any time from the Effective Time, as that term is defined in the Agreement and Plan of Merger, dated as of June 23, 1995, as amended as of August 28, 1995, between Weatherford International Incorporated ("Weatherford") and the Company (the "Merger Agreement"), through August 12, 1996 shall constitute a 'Termination upon Change of Control' under this Agreement."

          2. Section 1 of the Agreement is hereby amended by adding thereto a new sentence at the end thereof, to read as follows:

          "With respect to all periods from and after the Effective Time, as that term is defined in the Merger Agreement, any reference in this Agreement to the 'Company' or the 'Common Stock' shall be deemed to be a reference to Weatherford or the common stock, par value $.10 per share, of Weatherford."

          3. Section 4 of the Agreement is hereby amended by deleting therefrom the introductory provision and subsection (a) thereof and substituting the following therefor:

          "4.  OTHER PAYMENTS.  In the event of the Employee's
          Termination upon a Change of Control, the Company shall:

               (a) deliver to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, such number of shares of the Company's Common Stock the total fair market value of which will be equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of
          (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control. The Company shall take all corporate action necessary (i) to reserve for issuance a sufficient number of shares of the Common Stock for delivery pursuant to this section and (ii) to ensure that all shares of the Common Stock issued pursuant to this section are registered under the Securities Act of 1933, as amended, listed on the New York Stock Exchange and may be freely transferred by the holders thereof;"

          4. Section 10 of the Agreement is deleted and the following is substituted therefor:

          "10. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

               (a) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company (whether by Enterra Corporation or Weatherford or by any affiliate of, or plan maintained by, either) to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement, the Merger Agreement or otherwise, but determined without regard to any additional payments required under this Section 10) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

               (b) Subject to the provisions of Section 10(c), all determinations required to be made under this
          Section 10, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination shall be made by Arthur Andersen LLP or, as provided below, such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days after the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Company.
          In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 10, shall be paid by the Company to the Employee within five days after the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 10(c) and the Employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

               (c) The Employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable, but no later than ten business days after the Employee is informed in writing of such claim, and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which he gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim the Employee shall:

               (i) give the Company any information reasonably requested by the Company relating to such claim,

               (ii)  take such action in connection with
          contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

               (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

               (iv) permit the Company to participate in any proceedings relating to such claims; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such costs and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 10(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Employee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issues raised by the Internal Revenue Service or any other taxing authority.

               (d) If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Company's complying with the requirements of Section 10(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Company pursuant to Section 10(c), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Company does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          5. The remainder of the Agreement shall remain in full force and effect as written.

          6. This Amendment shall be conditioned upon the consummation of the merger between Enterra and Weatherford pursuant to the Merger Agreement, and in the event such merger is not so consummated, the Agreement shall remain in full force and effect without regard to the changes contemplated by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                              ENTERRA CORPORATION


                              By:  /s/ Steven W. Krablin
                                   --------------------------
                                   Steven W. Krablin
                                   Vice President and Chief Financial Officer


                              /s/ D. Dale Wood
                              -------------------------------
                              D. Dale Wood